Press Release

                        Dialysis Corporation of America
                                     Reports
                           Third Quarter 2008 Results

Linthicum, Maryland, Wednesday, November 5, 2008 - Dialysis Corporation of America (NASDAQ-DCAI) announced its financial results for the third quarter of 2008. Operating revenues for the third quarter were $21,860,000 compared to $19,173,000 for the same period last year, a 14% increase, and $63,181,000 for the first nine months of 2008 compared to $54,549,000 for the same period last year, a 16% increase. Net income for the quarter was $875,000 or $.09 per share ($.09 diluted per share) compared to $927,000 or $.10 per share ($.10 diluted per share) for the same period last year, and $1,986,000 or $.21 per share ($.21 diluted per share) for the first nine months of 2008 compared to $2,064,000 or $.22 per share ($.21 diluted per share) for the same period last year.

Stephen Everett, President and Chief Executive Officer, commented, "Our company's third quarter performance was directly in line with financial expectations and slightly ahead of plan on a clinical outcomes basis. On the development front, we are on track with our planned expansion through the next several years, which was further secured by the initial increase in our credit facility to $25,000,000, as was announced earlier today. Finally, also within the spectrum of DCA's continued growth, we have completed a company marketing 'makeover' and reaffirmation of our corporate principals. Key to this is the introduction of a new logo, complete revision of our website, and all new corporate literature. We finished the process with the development of a new 'corporate statement' which we believe says everything ... A Commitment to Caring."

Financial results included: (i) pre-tax costs associated with the opening of new centers of $339,000 for the third quarter of 2008 compared to $82,000 for the same period last year, and $577,000 for the first nine months of 2008 compared to $400,000 for the same period last year; and (ii) non-cash stock and option compensation expense of $82,000 for the third quarter of 2008 compared to $53,000 for the same period last year and $239,000 for the first nine months of 2008 compared to $254,000 for the same period last year.

While the company does not provide routine guidance, given the aggressive growth strategy that DCA has put in place, the intent of which is to approximately double the size of the company over the next few years, management believes the following key data points will help shareholders understand what the company should look like assuming the company successfully completes the growth plan:

     Patient census       4,000 - 4,400
     Revenues             $175MM - $195MM
     Operating Income     $25MM - $27MM

Dialysis Corporation of America will be hosting a conference call in conjunction with its earnings release for the third quarter of 2008. The conference call will be held on Thursday, November 6, 2008 at 10:00 a.m. EST. The call is accessible either by dialing 1-866-238-0826 (enter conference ID:
1298061), or by simulcast on the internet at http://www.startconference.com, conference ID 2135668 Participants may be asked to provide the title of the conference call, which is "Dialysis Corporation of America 2008 3rd Quarter Earnings Call." A replay of the conference call will be available on the company's website, www.dialysiscorporation.com, for a period of thirty days following the conference call.

Dialysis Corporation of America currently owns 36 free-standing operating kidney hemodialysis centers in Georgia, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina and Virginia providing patients with a full range of quality in-center and at-home dialysis services, as well as providing in-hospital services.

This release contains forward-looking statements that are subject to risks and uncertainties that could affect the business and prospects of the company and cause actual results and plans to differ materially from those anticipated. Those factors include, but are not limited to, maintaining continued growth and profitability, delays beyond the company's control with respect to future business events, the highly competitive environment in the establishment and operation of dialysis centers, the ability to develop or acquire additional dialysis facilities, whether patient bases of the company's dialysis facilities can mature to provide profitability, the extensive regulation of dialysis operations, government rate determination for Medicare reimbursement, pricing pressure from private payors, and other risks detailed in the company's filings with the SEC, particularly as described in the company's annual report on Form 10-K for the fiscal year ended December 31, 2007. The historical results contained in this press release are not necessarily indicative of future performance of the company.

The company's press releases, corporate profile, corporate governance materials, quarterly and current reports, and other filings with the SEC are available on Dialysis Corporation of America's internet home page: http://www.dialysiscorporation.com.

CONTACT: For additional information, you may contact Stephen Everett, President and CEO of Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090; Telephone No. (410) 694-0500.

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

                 DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                (UNAUDITED)

                                             Three Months Ended           Nine Months Ended
                                                 September 30,               September 30,
                                          -------------------------   -------------------------
                                              2008          2007          2008         2007
                                              ----          ----          ----         ----
Operating revenues:
   Sales:
    Medical services revenue              $21,586,004   $18,819,993   $62,300,228   $53,534,708
    Product sales                             273,831       272,029       880,934       803,620
                                          -----------   -----------   -----------   -----------
         Total sales revenues              21,859,835    19,092,022    63,181,162    54,338,328
   Other income                                   ---        80,910           ---       210,319
                                          -----------   -----------   -----------   -----------
                                           21,859,835    19,172,932    63,181,162    54,548,647
                                          -----------   -----------   -----------   -----------

Operating costs and expenses:
   Cost of sales revenues:
    Cost of medical services               12,805,376    11,167,118    37,825,082    32,463,826
    Cost of product sales                     158,311       162,990       492,792       488,695
                                          -----------   -----------   -----------   -----------
         Total cost of sales revenues      12,963,687    11,330,108    38,317,874    32,952,521
   Selling, general and
        administrative expenses:
      Corporate                             2,764,026     2,130,059     7,602,061     5,671,979
      Facility                              3,311,688     2,715,047     9,389,930     8,307,960
                                          -----------   -----------   -----------   -----------
         Total                              6,075,714     4,845,106    16,991,991    13,979,939
   Stock compensation expense                  82,393        52,509       238,878       253,984
   Depreciation and amortization              708,626       672,873     2,050,029     1,963,835
   Provision for doubtful accounts            499,897       450,254     1,579,040     1,159,434
                                          -----------   -----------   -----------   -----------
                                           20,330,317    17,350,850    59,177,812    50,309,713
                                          -----------   -----------   -----------   -----------

Operating income                            1,529,518     1,822,082     4,003,350     4,238,934

Other income (expense), net                       488       (46,770)      (28,722)      (83,978)
                                          -----------   -----------   -----------   -----------

Income before income taxes and
   minority interest                        1,530,006     1,775,312     3,974,628     4,154,956

Income tax provision                          510,899       580,885     1,195,807     1,447,306
                                          -----------   -----------   -----------   -----------

Income before minority interest             1,019,107     1,194,427     2,778,821     2,707,650

Minority interest in income of
   consolidated subsidiaries                 (144,162)     (267,010)     (792,305)     (643,886)
                                          -----------   -----------   -----------   -----------

         Net income                       $   874,945   $   927,417   $ 1,986,516   $ 2,063,764
                                          ===========   ===========   ===========   ===========

Earnings per share:
   Basic                                      $.09          $.10          $.21          $.22
                                              ====          ====          ====          ====
   Diluted                                    $.09          $.10          $.21          $.21
                                              ====          ====          ====          ====

Weighted average shares outstanding:
   Basic                                    9,579,743     9,573,596     9,579,868     9,572,656
                                            =========     =========     =========     =========
   Diluted                                  9,614,084     9,604,278     9,614,162     9,609,136
                                            =========     =========     =========     =========


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

                DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

September 30, December 31,
                                                                          2008           2007
                                                                      -----------    -----------
                       ASSETS
Current assets:
  Cash and cash equivalents                                           $ 4,706,122    $ 2,447,820
  Accounts receivable, net                                             20,889,179     20,159,926
  Inventories, net                                                      2,466,817      2,006,661
  Deferred income tax asset                                               998,000        998,000
  Other current assets                                                  2,323,285      3,313,406
                                                                      -----------    -----------
         Total current assets                                          31,383,403     28,925,813
                                                                      -----------    -----------

Property and equipment                                                 32,065,622     28,766,423
  Less accumulated depreciation and amortization                       13,955,039     12,264,029
                                                                      -----------    -----------
                                                                       18,110,583     16,502,394
                                                                      -----------    -----------

Goodwill                                                               10,619,026      8,576,893
Other assets                                                              560,238        841,092
                                                                      -----------    -----------
         Total other assets                                            11,179,264      9,417,985
                                                                      -----------    -----------
                                                                      $60,673,250    $54,846,192
                                                                      ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses                               $11,653,254    $10,224,199
  Income taxes payable                                                        ---         33,297
  Current portion of long-term debt                                        74,000         56,000
  Acquisition liabilities                                               1,349,226            ---
                                                                      -----------    -----------
         Total current liabilities                                     13,076,480     10,313,496

Deferred income taxes                                                     574,000        574,000

Long-term debt, less current portion                                    7,293,699      7,009,419
                                                                      -----------    -----------

         Total liabilities                                             20,944,179     17,896,915
                                                                      -----------    -----------

Minority interest in subsidiaries                                       5,425,183      4,942,797

Commitments and Contingencies

Stockholders' equity:
  Common stock                                                             95,797         95,736
  Additional paid-in capital                                           15,898,613     15,587,782
  Retained earnings                                                    18,309,478     16,322,962
                                                                      -----------    -----------
         Total stockholders' equity                                    34,303,888     32,006,480
                                                                      -----------    -----------
                                                                      $60,673,250    $54,846,192
                                                                      ===========    ===========

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

                  DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                            SUPPLEMENTAL OPERATING DATA
                                    (Unaudited)

<CAPTION
                                            Three Months Ended September 30,    Period-to-Period
                                            -------------------------------         Change %
                                                    2008          2007          ----------------
                                                    ----          ----
Operating data:
Treatments:
  Consolidated                                     68,925        61,290               12.5%
  Managed                                             ---         2,829             (100.0)%
                                                  -------       -------
Total treatments                                   68,925        64,119                7.5%

Patient revenue per treatment                      $313.18       $307.06               2.0%
Same center growth data:
  Same center treatment growth                        6%           3%
  Same center revenue per treatment change            5%           2%
  Same center patient revenue growth                 11%           5%

                                            Nine Months Ended September 30,    Period-to-Period
                                            -------------------------------         Change %
                                                    2008          2007          ----------------
                                                    ----          ----
Operating data:
Treatments:
  Consolidated                                     202,176       178,372               13.3%
  Managed                                              ---         8,290             (100.0)%
                                                  -------        -------
Total treatments                                   202,176       186,662                8.3%

Patient revenue per treatment                      $308.15       $300.13                2.7%
Same center growth data:
  Same center treatment growth                       6%            6%
  Same center revenue per treatment change           3%            1%
  Same center patient revenue growth                 9%            7%

                                                3rd Quarter    2nd Quarter
                                                    2008          2008
                                                    ----          ----
Key clinical metrics:
   Treatment adequacy (% of pts with
          Kt/V greater than 1.2)                    97%            96%
   Anemia management (% of pts with
          Hgb greater than 11)                      82%            82%
   Venous access (% of pts with AVF)                58%            55%

                                    -end-